AMENDMENT NO. 2

         This AMENDMENT NO. 2 (this "Amendment"), dated as of March 31, 1999, is by and among HVIDE MARINE INCORPORATED (the "Borrower"), the Guarantors listed
on  the  signature  pages  hereto  (the   "Guarantors"),   CITIBANK,   N.A.,  as
Administrative  Agent  (the  "Administrative  Agent"),   BANKBOSTON,   N.A.,  as
Documentation Agent (the "Documentation Agent" and together with the Administrative Agent, the "Agents"), and the lending institutions party to the Credit Agreement referred to below (collectively, the "Banks").

         WHEREAS, the Borrower, certain of the Guarantors, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 12, 1998 (as amended, the "Credit Agreement"), pursuant to which the Agents and the Banks, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

         WHEREAS, the Borrower has informed the Banks that it is unable to meet the conditions set forth in Section 15 of the Credit Agreement, and has requested the Banks to fund a Revolving Credit Loan on March 31, 1999, notwithstanding such inability;

         WHEREAS, the Banks and the Agents have agreed, subject to the satisfaction of the conditions precedent set forth herein, to amend the Credit Agreement as set forth herein, and upon the effectiveness of such amendment, to fund a Revolving Credit Loan on March 31, 1999, solely for the purposes and on the conditions set forth herein; and

         WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         NOW, THEREFORE, the Borrower, the Guarantors, the Banks and the Agents hereby agree as follows:

         1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in 4 hereof, the Credit Agreement is hereby amended as follows:

         1.1     Definitions.

         (a) Section 1.1. of the Credit Agreement is hereby amended by deleting the definitions of Applicable Margin, and Interest Payment Date set forth therein in their entirety and substituting in lieu thereof, respectively, the following new definitions:

         Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable percentage set forth below with respect to the Leverage Ratio, determined on a Pro Forma Basis as of the end of the fiscal quarter of the Borrower immediately preceding the date of the Compliance Certificate relating to such Adjustment Date:


------------- ------------------------------------------ ------------- ----------------- --------------------
                                                         Base          Eurodollar        Commitment
Level         Leverage Ratio                             Rate Loans    Rate Loans        Fee
------------- ------------------------------------------ ------------- ----------------- --------------------
------------- ------------------------------------------ ------------- ----------------- --------------------
I             Greater than 3.00 to 1.00                  3.00%         3.50%             0.50%
------------- ------------------------------------------ ------------- ----------------- --------------------

------------- ------------------------------------------ ------------- ----------------- --------------------
II            Less than or equal to 3.00 to 1.00         1.75%         2.75%             0.50%
------------- ------------------------------------------ ------------- ----------------- --------------------

------------- ------------------------------------------ ------------- ----------------- --------------------

     Notwithstanding the foregoing, (i) until the delivery of the Compliance Certificate for the fiscal quarter of the Borrower ending on or about March 31, 1999, the Applicable Margin shall be the percentage corresponding to Level I in the table above, (ii) if the Borrower fails to deliver any Compliance Certificate pursuant to 11.4(d) hereof, then for the period commencing on the date such Compliance Certificate was due through the date immediately preceding the Adjustment Date that occurs immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be that percentage corresponding to Level I in the table above, and (iii) subject to the provisions of the preceding clause (ii), for purposes of calculating the commitment fee payable pursuant to 2.2, the commitment fee on the Restricted Amount (defined below) shall be equal to 0.25%. As used herein, the Restricted Amount at any time shall mean the amount equal to $175,000,000 minus the Available Commitment at such time.

         "Interest Payment Date. As to each Loan, (i) March 31, 1999 with respect to interest accrued on such date and (ii) the last day of each calendar month ending thereafter with respect to interest accrued during such calendar month, including, without limitation, the calendar month which includes the Drawdown Date of such Loan."

         (b) The definition of "Interest Period" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the text "1, 2, 3, or 6 months" from the seventh line of such definition and substituting in lieu thereof the text "1, 2 or 3 months".

         (c) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the correct alphabetical location:

         Agency Account Agreement. An agreement, in form and substance satisfactory to the Agents, entered into between an Agent and a depository institution at which the Borrower and/or any of its Subsidiaries maintains a depository account.

         Concentration Account. An account maintained by the Borrower and its Subsidiaries with an Agent and designated as a Concentration Account hereunder, or such other account as shall be so designated in writing by an Agent.

         1.2 Commitment Fee. Section 2.2 of the Credit Agreement is hereby amended by (i) deleting the word quarter occurring in the fifth, ninth, and eleventh lines of such Section (including both such occurrences in such eleventh line) and substituting in lieu thereof the word month and (ii) deleting the word quarterly occurring in the tenth line of such Section and substituting in lieu thereof the word monthly.

         1.3 Letter of Credit Fees. Section 5.6 of the Credit Agreement is hereby amended by deleting the word quarter occurring in the second, seventh, eighth and twelfth lines of such Section and substituting in lieu thereof the word month.

         1.4 Funds For Payments. Section 8.1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of said Section 8.1.1: The Borrower hereby expressly authorizes the Administrative Agent to charge any account(s) of the Borrower with the Administrative Agent or to advance Revolving Credit Loans hereunder to effect any payments due hereunder or under the other Loan Documents.

         1.5 Bank Accounts. The Credit Agreement is hereby further amended by adding the following new Sections 10.22, 11.16 and 12.13 thereto in the correct numerical locations:

         "10.22 Bank Accounts. Schedule 10.22 hereto sets forth the account numbers and location of all bank accounts of the Borrower and each of its Subsidiaries, as such Schedule may be updated from time to time pursuant to 12.13.

         "11.16 Bank Accounts. On or prior to April 15, 1999, the Borrower will, and will cause each of its Subsidiaries to, (i) direct all domestic and international depository institutions in which the Borrower or any of its Subsidiaries maintains any deposit accounts to cause all funds in excess of the amount for such account set forth on Schedule 10.22 held in each such account to be transferred no less frequently than weekly to, and only to, the Concentration Account, (ii) cause all proceeds of accounts receivable of the Borrower and its Subsidiaries (subject to the interest of third party creditors in proceeds of accounts receivable securing other third-party Indebtedness permitted under the Credit Agreement) to be deposited only into the Concentration Account or depository accounts with financial institutions which have entered into Agency Account Agreements, and (iii) except for amounts in any account which are less than the amount for such account set forth on Schedule 10.22, at all times ensure that, not less frequently than the end of each week during which the Borrower or any of its Subsidiaries receives any cash or cash equivalents or any other proceeds of Collateral, all such amounts shall have been deposited in the Concentration Account.

         "12.13 Bank Accounts. The Borrower will not, and will not permit any of its Subsidiaries to, (i) establish any bank accounts other than those listed on
Schedule 10.22 without an Agent's prior written consent, (ii) violate directly or indirectly any Agency Account Agreement with respect to such account, or
(iii) deposit into any of the payroll accounts listed on Schedule 10.22 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts. Upon the written consent of an Agent to the establishment of an additional bank account pursuant to clause (i) of this 12.13, Schedule 10.22 hereto will be amended to reflect the addition of such bank account."

         1.6 Trust Securities. Section 12.8(a) of the Credit Agreement is hereby amended by inserting the following new text at the end of such Section: "The Borrower shall not, and shall not permit any of its Subsidiaries to, make any payments of principal or interest on the Trust Securities."

         1.7 Expenses. Section 19.1 of the Credit Agreement is hereby amended by inserting the text ", additional special counsel to the Agents" immediately after the words "Special Counsel" in the tenth line of such Section.

         1.8  Schedules.  The  Credit  Agreement  is  hereby  amended  by adding
Schedule 10.22 hereto as a Schedule to the Credit Agreement.

         2. Conditions to Loans; Reservation of Rights. The Borrower has informed the Agent and the Banks that, it is unable to meet the conditions to borrowing set forth in Section 15.1 of the Credit Agreement and has requested the Banks and the Agents to waive such conditions with respect to the requested borrowing referred to herein. Since the Borrower cannot meet such conditions, the Banks have no obligation to make any Loans to the Borrower and the Issuing Bank has no obligation to issue any Letters of Credit for the account of the Borrower. The Banks may, in their sole and absolute discretion, from time to time continue to make Loans to the Borrower and the Issuing Bank may, in its sole and absolute discretion, continue to issue Letters of Credit for the account of the Borrower, notwithstanding such inability, but the making of such Loans and the issuance of such Letters of Credit shall be done on a discretionary basis, and the decision as to whether to make any Loan, or issue, extend or renew any Letter of Credit at the time the Borrower may request a Loan or Letter of Credit will be at the sole and absolute discretion of the Banks and the Issuing Bank, and will not in any manner constitute a waiver of the conditions of Section 15 of the Credit Agreement or of any Default or Event of Default now existing or hereafter arising or otherwise prejudice in any manner the Banks or the Administrative Agents rights to take any and all actions permitted under the Credit Agreement or any of the other Loan Documents as a result of Defaults or Events of Default now existing or hereafter arising under the Credit Agreement, and that any Loans made or Letters of Credit issued, renewed or extended shall constitute Obligations under the Credit Agreement.

         The Borrower has requested that a Revolving Credit Loan in the amount of $9,107,788 be made on March 31, 1999. The Banks have agreed, subject to the terms and conditions set forth herein and in reliance upon the acknowledgments and agreements of the Borrower contained herein, to make a Revolving Credit Loan to the Borrower in the amount of $9,107,788 on March 31, 1999; provided that the Borrower hereby agrees, and hereby irrevocably instructs the Administrative
Agent that, the proceeds of such Revolving Credit Loan be applied by the Administrative Agent to the payment of principal and interest required to be made on the Loans and related fees and expenses as provided in the Borrowers Loan Request on March 31, 1999. The Banks agree to waive, solely with respect to the aforementioned Revolving Credit Loan to be made on March 31, 1999, the conditions precedent to the making of such Revolving Credit Loan set forth in
Section 15.1 of the Credit Agreement.

         3.      Agreement of the Borrower; Acknowledgement of Banks.

         (a) The Borrower and the Banks acknowledge and agree that, notwithstanding any other provision of the Credit Agreement, the aggregate Revolving Credit Loans outstanding plus the Maximum Drawing Amount of all Letters of Credit shall not exceed $160,405,058 at any time until the Borrower is in compliance with the borrowing conditions contained in Section 15 of the Credit Agreement.

         (b) The Borrower hereby agrees that no Eurodollar Rate Loans will be requested by or provided to the Borrower until the Borrower receives notice from the Administrative Agent that Eurodollar Rate Loans will be made to the Borrower. In addition, any and all Eurodollar Rate Loans outstanding on March 31, 1999 shall automatically on such date be converted into Base Rate Loans.

         (c) The Borrower agrees to cooperate with the Banks and the Agent and to take all actions necessary or advisable to promptly implement the bank account agreements and Agency Account Agreements provided for in this Amendment, to perfect the Agents rights in all Collateral and to more fully carry out the transactions contemplated by the Loan Documents.

         4. Representations and Warranties. The Borrower and each of the Guarantors represent and warrant to the Banks and the Agents as follows:

         (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement, as amended hereby, and the Loan Request (a) were true and correct in all material respects when made, and (b) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof, except to the extent referred to in Section 2 hereof.

         (b) Authority, Etc. The execution and delivery by the Borrower and each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement as amended hereby (i) are within the corporate or limited partnership, as the case may be, authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate or limited partnership proceedings or actions, as the case may be, by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of the Guarantors.

         (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms.

         5.      Affirmation of Borrower and the Guarantors.

         (a) The Borrower hereby affirms its absolute and unconditional promise to pay to each Bank and the Agents the Obligations under the Notes and the Credit Agreement as amended hereby, at the times and in the amounts provided for therein, and acknowledges and agrees that there are no claims, liabilities, or actions against any of the Banks or the Agents relating to the transactions contemplated by the Loan Documents or defenses or offsets to the Obligations; the Borrower hereby expressly releasing any such present or future claims, liabilities, actions, defenses or offsets.

         (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations under the Credit Agreement as amended hereby, and acknowledges and agrees that there are no claims, liabilities or actions against any of the Banks or the Agents relating to the transactions contemplated by the Loan Documents or defenses or offsets to the Obligations (except as a result by payment of the Borrower); each of the Guarantors hereby expressly releasing any such present or future claims, liabilities, actions, defenses or offsets.

         6. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent, on or before March 31, 1999 (each of the following to be in form and substance satisfactory to the Agents):

         (i) receipt by the Agents of an original counterpart signature (or a faxed copy thereof with originals to follow) to this Amendment, duly executed and delivered by the Borrower, each of the Guarantors, the Banks and the Agents; and

         (ii) payment by the Borrower of the legal, appraisal, and out-of-pocket fees and expenses of the Agents incurred in connection with the preparation and negotiation of this Amendment, and the Agents collateral appraisal of the Borrower and its Subsidiaries, in each case, to the extent that invoices for the same have been presented to the Borrower.

         7. Agreement of the Banks. Each of the Banks hereby ratifies the engagement by the Agents and the Agents Special Counsel of Arthur Andersen LLP (Andersen) under the Engagement Letter dated August 28, 1998 in connection with the evaluation of certain financial matters involving the Borrower and the agreement by the Administrative Agent, as Agent for the Banks, to indemnify and hold harmless Andersen against any claims, liabilities, costs, and expenses brought against, paid or incurred by Andersen in any way arising out of or relating to Andersens services in connection with such engagement, in an aggregate amount of up to $1,000,000, and agrees that any claims, actions, suits, losses, damages, costs, and expenses incurred by the Administrative Agent in connection therewith shall be subject to 18.7 of the Credit Agreement.

         8.  Miscellaneous  Provisions.   (a)  Except  as  otherwise  expressly
provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         (e) The Borrower hereby agrees to pay to the Agents, on demand by the Agents, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agents in connection with the preparation of this Amendment (including reasonable legal fees and expenses of the Agents Special Counsel and additional special counsel to the Agents).

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                            HVIDE MARINE INCORPORATED



                                      By:
                                     Title:

            CITIBANK, N.A., individually and as Administrative Agent



                                      By:
                                     Title:

            BANKBOSTON, N.A., individually and as Documentation Agent



                                      By:
                                     Title:

                                            BNY FINANCIAL CORPORATION



                                      By:
                                     Title:

                                            HIBERNIA NATIONAL BANK



                                      By:
                                     Title:

                                            AMSOUTH BANK



                                      By:
                                     Title:

                                            BANK ONE, LOUISIANA, N.A.
                               (AS SUCCESSOR TO FIRST NATIONAL BANK OF COMMERCE)



                                      By:
                                     Title:

                                            UNION BANK OF CALIFORNIA, N.A.



                                      By:
                                     Title:

                                            ABN AMRO BANK, N.V.


                                      By:
                                     Title:


                                      By:
                                     Title:

                                            ARAB BANKING CORPORATION (B.S.C.)



                                      By:
                                     Title:

                               CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH


                                      By:
                                     Title:


                                      By:
                                     Title:

                                            FIRST UNION NATIONAL BANK



                                      By:
                                     Title:

                                            CREDIT LYONNAIS NEW YORK BRANCH



                                      By:
                                     Title:

                                           SOUTHTRUST BANK, NATIONAL ASSOCIATION



                                      By:
                                     Title:

                                            SUNTRUST BANK, SOUTH FLORIDA, N.A.



                                      By:
                                     Title:

                                            UNION PLANTERS BANK OF FLORIDA



                                      By:
                                     Title:

         Each of the undersigned Guarantors hereby consents to the above Amendment and confirms its unconditional guaranty of the Obligations under the Credit Agreement, as amended hereby.

                              HVIDE MARINE TOWING, INC.
                              HVIDE MARINE TOWING SERVICES, INC.
                              HVIDE MARINE TRANSPORT,
                                       INCORPORATED
                              SEABULK CONDOR, INC.
                              SEABULK CORMORANT, INC.
                              SEABULK CARDINAL, INC.
                              SEABULK COOT II, INC.
                              SEABULK CYGNET I, INC.
                              SEABULK EAGLE II, INC.
                              SEABULK FALCON II, INC.
                              SEABULK GANNET I, INC.
                              SEABULK GANNET II, INC.
                              SEABULK HARRIER, INC.
                              SEABULK HAWAII, INC.
                              SEABULK KESTREL, INC.
                              SEABULK LARK, INC.
                              SEABULK MALLARD, INC.
                              SEABULK OCEAN SYSTEMS CORPORATION
                              SEABULK OFFSHORE GLOBAL
                                       HOLDINGS, INC.
                              SEABULK OFFSHORE HOLDINGS, INC.
                              SEABULK OFFSHORE
                                        INTERNATIONAL, INC.
                              SEABULK OFFSHORE, LTD.
                                By its general partner Seabulk Tankers, Ltd.
                                By its general partner Hvide Marine Transport,
                                   Incorporated
                              SEABULK OFFSHORE OPERATORS, INC.
                              SEABULK OREGON, INC.
                              SEABULK OSPREY, INC.
                              SEABULK PENGUIN I, INC.
                              SEABULK PENGUIN II, INC.
                              SEABULK RAVEN, INC.

                              SEABULK ROOSTER, INC.
                              SEABULK SABINE, INC.
                              SEABULK SNIPE, INC.
                              SEABULK SWAN, INC.
                              SEABULK TANKERS, LTD.
                                By its general partner Hvide Marine
                                   Transport, Incorporated
                              SEABULK TOUCAN, INC.
                              SEABULK TRANSMARINE PARTNERSHIP, LTD.
                                By its general partner Seabulk Tankers, Ltd.
                                By its general partner Hvide Marine
                                       Transport, Incorporated
                              SEABULK VERITAS, INC.
                              HMI OPERATORS, INC.
                              HVIDE MARINE INTERNATIONAL, INC.
                              LONE STAR MARINE SERVICES, INC.
                              OFFSHORE MARINE MANAGEMENT
                                                INTERNATIONAL, INC.
                              SEABULK ALBANY, INC.
                              SEABULK ALKATAR, INC.
                              SEABULK ARABIAN, INC.
                              SEABULK ARZANAH, INC.
                              SEABULK ARCTIC EXPRESS, INC.
                              SEABULK ARIES II, INC.
                              SEABULK BARRACUDA, INC.
                              SEABULK BATON ROUGE, INC.
                              SEABULK BECKY, INC.
                              SEABULK BRAVO, INC.
                              SEABULK BUL HANIN, INC.
                              SEABULK CAPRICORN, INC.
                              SEABULK CAROL, INC.
                              SEABULK CAROLYN, INC.
                              SEABULK CHAMP, INC.
                              SEABULK CHRISTOPHER, INC.
                              SEABULK CLAIBORNE, INC.
                              SEABULK CLIPPER, INC.
                              SEABULK COMMAND, INC.
                              SEABULK CONSTRUCTOR, INC.
                              SEABULK COOT I, INC.

                              SEABULK CYGNET II, INC.
                              SEABULK DANAH, INC.
                              SEABULK DAYNA, INC.
                              SEABULK DEBBIE, INC.
                              SEABULK DEBORA ANN, INC.
                              SEABULK DEFENDER, INC.
                              SEABULK DIANA, INC.
                              SEABULK DISCOVERY, INC.
                              SEABULK DUKE, INC.
                              SEABULK EAGLE, INC.
                              SEABULK EMERALD, INC.
                              SEABULK ENERGY, INC.
                              SEABULK EXPLORER, INC.
                              SEABULK FALCON, INC.
                              SEABULK FREEDOM, INC.
                              SEABULK FULMAR, INC.
                              SEABULK GABRIELLE, INC.
                              SEABULK GAZELLE, INC.
                              SEABULK GIANT, INC.
                              SEABULK GREBE, INC.
                              SEABULK HABARA, INC.
                              SEABULK HAMOUR, INC.
                              SEABULK HATTA, INC.
                              SEABULK HAWK, INC.
                              SEABULK HERCULES, INC.
                              SEABULK HERON, INC.
                              SEABULK HORIZON, INC.
                              SEABULK HOUBARE, INC.
                              SEABULK IBEX, INC.
                              SEABULK ISABEL, INC.
                              SEABULK JASPER, INC.
                              SEABULK JEBEL ALI, INC.
                              SEABULK KATIE, INC.
                              SEABULK KING, INC.
                              SEABULK KNIGHT, INC.
                              SEABULK LAKE EXPRESS, INC.
                              SEABULK LARA, INC.
                              SEABULK LINCOLN, INC.
                              SEABULK LULU, INC.
                              SEABULK MAINTAINER, INC.
                              SEABULK MARLENE, INC.
                              SEABULK MARTIN I, INC.

                              SEABULK MARTIN II, INC.
                              SEABULK MERLIN, INC.
                              SEABULK MUBARRAK, INC.
                              SEABULK NEPTUNE, INC.
                              SEABULK NIDDY, INC.
                              SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION
                              SEABULK OFFSHORE ABU DHABI, INC.
                              SEABULK OFFSHORE DUBAI, INC.
                              SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED
                              SEABULK ORYX, INC.
                              SEABULK PELICAN, INC.
                              SEABULK PENNY, INC.
                              SEABULK PERSISTENCE, INC.
                              SEABULK PETREL, INC.
                              SEABULK PLOVER, INC.
                              SEABULK POWER, INC.
                              SEABULK PRIDE, INC.
                              SEABULK PRINCE, INC.
                              SEABULK PRINCESS, INC.
                              SEABULK PUFFIN, INC.
                              SEABULK QUEEN, INC.
                              SEABULK SALIHU, INC.
                              SEABULK SAPPHIRE, INC.
                              SEABULK SARA, INC.
                              SEABULK SEAHORSE, INC.
                              SEABULK SENGALI, INC.
                              SEABULK SERVICE, INC.
                              SEABULK SHARI, INC.
                              SEABULK SHINDAGA, INC.
                              SEABULK SKUA I, INC.
                              SEABULK ST. TAMMANY, INC.
                              SEABULK SUHAIL, INC.
                              SEABULK SWIFT, INC.
                              SEABULK TAURUS, INC.
                              SEABULK TENDER, INC.
                              SEABULK TIMS I, INC.
                              SEABULK TITAN, INC.
                              SEABULK TOOTA, INC.
                              SEABULK TRADER, INC.
                              SEABULK TRANSMARINE II, INC.
                              SEABULK TREASURE ISLAND, INC.

                              SEABULK UMM SHAIF, INC.
                              SEABULK VIRGO I, INC.
                              SEABULK VOYAGER, INC.
                              SEABULK ZAKUM, INC.
                              SEABULK OFFSHORE OPERATORS NIGERIA LIMITED
                              SEABULK RED TERN LIMITED
                              SEABULK OFFSHORE U.K., LTD.
                              SEAMARK LTD., INC.


                              By: __________________________
                                  Name: John H. Blankley
                                  Title: Executive Vice President,
                                         Chief Financial Officer and
                                         Treasurer

                              OCEAN SPECIALTY TANKERS
                                       CORP.

                              By: __________________________
                                  Name: James Talmage
                                  Title: Vice President

                              LIGHTSHIP LIMITED PARTNER
                                       HOLDINGS, LLC


                              By:
                                  Name: John H. Blankley,
                                  Title: Vice President

                              SEABULK OFFSHORE, LTD.


                              By:
                                  Name:  Andrew W. Brauninger
                                  Title:  Division President

                              SUN STATE MARINE SERVICES, INC.


                              By: __________________________
                                  Name: William R. Ludt
                                  Title: President